Exhibit 99.2

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]	[LOGO]
Resources.Solutions. Results.®

Company Update

March 2005

Discussion Topics

•                  Company update and trends

•                  Financial restatement

•                  Q3 2004 financial results

•                  Q4 2004 and 2005 guidance comments

•                  2004 sales results

•                  Conclusion

Numerical references are as of March 15, 2005 and are approximate.

© 2005 SOURCECORP. All rights reserved.

Safe Harbor Statement

The statements in this presentation that are not historical fact are forward-looking statements that involve risks and uncertainties, which could cause actual results to differ materially from such forward-looking statements. These forward-looking statements include, but are not limited to, the statements relating to the anticipated impact of adjustments to our restated financial statements and our investigation, any financial estimates, projections, and estimates of future contract values included in this press release.

The aforementioned risks and uncertainties include, without limitation, the actual final costs of our internal investigation, the Company’s ongoing SEC investigation, the outcome of currently pending litigation matters, including certain putative securities class action lawsuits, remediation costs relating to our investigation, the potential customer impact of the results of our investigation, the effect of our investigation and financial statement restatement on the trading price of our stock, the risks of integrating our operating companies, of the timing and magnitude of technological advances, of the occurrences of a diminution in our existing customers’ needs for our services, of a change in the amount companies outsource business processes, of the impact to margins resulting from a change in revenue mix as well as the risks detailed in SOURCECORP’s filings with the Securities and Exchange Commission, including without limitation, those detailed under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K.

SOURCECORP disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise, except as required by law.

The financial results in the press release are unaudited.  The matters we will be discussing today include forward-looking statements, and as such, are subject to risk and uncertainties.

The restatement for the years 2001, 2002, 2003 and the six months ending June 30, 2004, 2nd half results, 2004 and reaffirming 2005 guidance press release is on First Call, PR Newswire, and the SOURCECORP website at http://www.sourcecorp.com.  If you would like a fax of the press release, please call 214-740-6602.

Information regarding SOURCECORP’s financials, this corresponding web cast with visuals designed to guide participants through the call, and information regarding replay of this conference call are available now on the SOURCECORP website at http://www.sourcecorp.com.  Additionally a replay of this call will be available via telephone at 719/457-0820 or 888/203-1112 for international callers.

SOURCECORP Today

•                  Business Process Outsourcing and Consulting

•                  4,000 clients

•                  90 locations (U.S., Mexico and India)

•                  5,800 Employees

•                  Information Intensive Industries

•                  Website www.srcp.com

HealthCare	Financial	Commercial	Public Sector	Legal & Tax
[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

SOURCECORP Structure

SOURCECORP, Incorporated

Information		Reportable Segments (External Reporting)	Healthcare,
Management			Regulatory
&			&
Distribution			Legal
Compliance

Operating Divisions

Information	Information		HealthSERVE	Legal
Management	Distribution

2004 Revenue from Continuing Operations

[CHART]

Percentages are as of December 31, 2004 and are approximate.

Information Management

•                  Transform Customer’s Business Process — People, Process, Technology

•                  Reposition to long term BPO business  relationships

•                  Re-align/introduce new services

Outsourced Business Processes

Process Centric BPO

Input Control/		OCR Data	Data		Info Workflow	Record & Report,
Mailroom	Image	Capture	Repository	Process	Secure	Settlement &
Processes	Capture	Index	FASTRIEVE	Workflow	Distribution	Billing
[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Medical Insurance Claims Capture

[GRAPHIC]

Information Management

•                  Transform Customer’s Business Process — People, Process, Technology

•                  Reposition from project to long term BPO relationships

•                  Re-align / introduce new services

•                  Increase use of technology

•                  Security

•                  Productivity

•                  Transform delivery and sales capability

•                  Revise “Go-to-Market” strategy

•                  120M envelopes opened annually

•                  1.6B digital images captured annually

•                  2.5B digital records hosted on-line in FASTRIEVE

•                  1.2B images imported to FASTRIEVE annually

•                  132M forms captured annually

•                  4M mortgage loans processed annually

•                  Last 3 Years

•                  Shift in revenue mix

•                  Investments in sales and technology

•                  Start up losses on new contracts

•                  2005 Beliefs

•                  Rate of expense increase should slow

•                  Return from prior period investments

•                  2005 stronger revenue and earnings than 2004

2004 Revenue from Continuing Operations

[CHART]

Percentages are as of December 31, 2004 and are approximate.

Information Distribution

[GRAPHIC]	[LOGO]

Statement Solutions

[GRAPHIC]
SOURCECORP
Processing and Printing

[GRAPHIC]		[GRAPHIC]
SOURCECORP		Mail or
Data Processing		Electronic Presentment

[GRAPHIC]		[GRAPHIC]
Client		Client End Customers

2004 Revenue from Continuing Operations

[CHART]

Percentages are as of December 31, 2004 and are approximate.

HealthCare

Provider	Payer

[LOGO]	[LOGO]

HealthCare Provider

[GRAPHIC]

•                  Revenue trend

•                  Consolidate back office processing

•                  National business center

•                  Reduce SG&A

2004 Revenue from Continuing Operations

[CHART]

Legal Consulting

•                  Key Practice Areas

•                  Labor & Employment

•                  Lending & Credit

•                  Antitrust

•                  Auctions

•                  Corporate Governance

•                  Energy

•                  Finance

•                  Intellectual Property

•                  Regulation

•                  Telecommunications

PhD Economists	32 – 41
Academic Affiliates	0 –12

Practice Area	Example

Antitrust
[GRAPHIC]	U.S. Justice Dept. – Oracle / Peoplesoft

Finance
[GRAPHIC]	MasterCard – Foreign Currency Conversion

Labor & Employment
[GRAPHIC]	Wal-Mart – Promotion, Compensation

Regulation
[GRAPHIC]	Sabre, Inc. – Computer Reservation Systems

Class Action Claims Administration

[GRAPHIC]

Legal Consulting

•                  Data and document intensive services

•                  Created capability to address larger market

•                  Current trends

•                  Challenge and opportunity

Class Action Claims Administration

Practice Area	Example

Consumer Protection
[GRAPHIC]	Microsoft

Financial Services
[GRAPHIC]	Principal Financial / AMEX

Telecom
[GRAPHIC]	Qwest / Sprint

Property
[GRAPHIC]	International Paper

Employment
[GRAPHIC]	Denny’s / Microsoft

Legal Claims Administration

•                  Management succession

•                  Sales and marketing

•                  Reduce dependency of large cases

•                  New niches

•                  Very optimistic about 2005

[GRAPHIC]

[LOGO]

Resources. Solutions. Results.®

Restatement Overview

Cumulative Restatement Adjustments

		% of
	Cumulative	Amounts
	Restatement	Previously	Guidance Range
(Amounts are from continuing operations)	Amount	Reported	Low End	High End
Decrease in revenue	$16.6M	1.2%	$12.1M	$21.3M
Increased SG&A	$1.5M	0.4%	$1.0M	$1.2M
Earnings adjustment before earn-out over payments (1)	$18.1M	20.39%	$13.1M	$22.5M
Earn out over payments (2)	$15.8M	NA	$12.8M	$18.8M
Earnings before tax	$33.9M	38.1%	$25.9M	$41.3M

(1) Income from continuing operations before taxes and earn-out overpayments is a Non GAAP measure. Management believes that this Non GAAP presentation is meaningful in analyzing the restatement impact on previously publicly reported financial statements.

(2) During the 3rd quarter of 2004, subsequent to the Restatement Period, the Company expensed $10.2 million of excess earn-out payments related to the restatement adjustments. The January 21, 2005 guidance range included the $10.2 million earn -out overpayment as an adjustment to be made during the Restatement Period. The above presentation has removed the $10.2 million charge from the guidance range.

Revenue Restatement Adjustments

(In Millions)	Cumulative Amount		Percent of Total
Deferred Revenue	$8.2	M	49%

Customer Liability	$4.7	M	28%

Asset Write-Off	$3.7	M	22%

Total Revenue Adjustment	$16.6	M	100%

[GRAPHIC]

[LOGO]

Resources. Solutions. Results.®

Financial Results

Introduction

•                  Reported:

•                  Unaudited and restated 2001, 2002, 2003, and first and second quarters, 2004

•                  Third quarter 2004

•                  Will report fourth quarter and 10-K by March 31

•                  Highlight third quarter trends

•                  Reaffirm guidance for 2005

Third Quarter Revenue

	Quarters Ended September 30,
(In Millions)	2003	2004	% Δ
Total Revenue	$91.7	$97.7	6.5%

Revenue by Segment
Information Management & Distribution	$44.9	$48.2	7.3%

Healthcare, Regulatory & Legal Compliance	$46.8	$49.5	5.8%

Key Revenue Drivers:

•                  Strong volume growth from private sector clients in Information Management.

•                  Significant growth in Project revenue in Class Action Claims Administration.

•                  Additional project revenue in Legal Consulting from KeyPoint.

•                  Lower volumes from medical record coding services in the HealthSERVE Division.

Third Quarter Gross Profit

	Quarters Ended September 30,
(In Millions)	2003	2004	% Δ
Gross Profit	$36.0	$34.5	-4.3%
% of Revenue	39.2%	35.3%	-390	bp

Gross Profit by Segment
Information Management & Distribution	$17.5	$15.7	-10.3%
% of Segment Revenue	39.0%	32.6%

Healthcare, Regulatory & Legal Compliance	$18.5	$18.8	1.6%
% of Segment Revenue	39.6%	38.0%

Third Quarter Income from Continuing Operations Before Taxes (EBT) and EPS

	Quarters Ended September 30,
(In Millions)	2003	2004	% Δ
Income from continuing ops before tax	$4.1	$(2.2)	-153.7%

Add: Earn-out overpayment	$7.2	$10.2

Pro forma income from continuing ops before tax (1)	$11.3	$8.0	-29.2%

Diluted earnings per share from continuing ops	$0.15	$(0.02)	-111.8%

Add: EPS effect of earn-out overpayment	$0.26	$0.38

Pro forma earnings per share (1)	$0.41	$0.36	-12.2%

Pro forma income from continuing operations before tax and pro forma diluted earnings per share from continuing operations are calculated as GAAP reported amounts plus the effect of earn-out overpayments.  Management believes that the pro forma presentation is meaningful in analyzing year-over-year operating trends.

2004 Operating Cash Flow

(In Millions)	First Half	Q3
Operating cash flow	$5.1	$10.6

Add: Earn-out overpayment	—	$10.2

Pro forma operating cash flow	$5.1	$20.8

Pro forma operating cash flows are calculated as GAAP reported operating cash flows plus the effect of earn-out overpayments. Management believes that the pro forma presentation is meaningful in analyzing year-over-year operating trends.

Record Sales in 2004

•                  Total Contract Value – over contract term

•                  New business – New customers

•                  New business – Current customers

•                  Renewals

Trend of New Business Wins

*Total Value of Contracts Closed in Period (in Millions)

[CHART]

*Adjusted for Discontinued Operations

Total estimated value of contracts closed is an estimate of the total expected revenue over the term of the contract measured at the approximate time of the contract execution (the Company has not undertaken, and does not undertake, to update such estimates over time; as such estimates on such dates may not represent current estimates).

Summary

•  BPO and consulting firm

•  Market position

•  Demonstrated value proposition

•  Cost structure to improve competitiveness

•  Sales and revenue momentum

•  2004 divestiture/acquisition

•  Management team

[GRAPHIC]

[LOGO]

Resources. Solutions. Results.®

Questions